SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 6, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


 Delaware                                1-6686                   13-1024020
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(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

 1271 Avenue of the Americas, New York, New York                    10020
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 (Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         The exclusive independent auditor for The Interpublic Group of Companies, Inc. (the "Company") is, has historically been and continues to be PricewaterhouseCoopers LLP ("PwC").

         The Company acquired True North Communications Inc. ("True North") on July 22, 2001 and NFO Worldwide, Inc. ("NFO") on April 20, 2000 in transactions accounted for as poolings of interests. As a result of this accounting treatment, the consolidated financial statements in our annual report on Form 10-K for 2001 include financial data for True North and NFO for periods preceding the Company's acquisition of these two companies. Accordingly, PwC states in its report accompanying our 2001 consolidated financial statements that:

          (i) PwC did not audit either the financial statements of True North for the two years ended December 31, 2000 or the financial statements of NFO for the year ended December 31, 1999;

         (ii) instead, the financial statements of True North and NFO for such years were audited by Arthur Andersen LLP ("Arthur Andersen"); and

        (iii) PwC's audit opinion, insofar as it relates to amounts included for True North and NFO during such years, is based solely on the relevant reports of Arthur Andersen.

As a result of these statements in PwC's report, our annual report on Form 10-K for 2001 includes not only the PwC audit report, but also the audit reports of Arthur Andersen on which PwC's report relies. Our amended and restated annual report on Form 10-K/A for 2001, which we filed today, also contains these audit reports of Arthur Andersen on which PwC's audit report relies. In addition, we expect that our annual report on Form 10-K for 2002 will include the audit report of Arthur Andersen relating to True North for the year ended December 31, 2000 and that PwC will rely on this report.

         These annual reports on Form 10-K and 10-K/A, including the reports of Arthur Andersen therein, are incorporated by reference into our effective registration statements under the Securities Act of 1933, as amended (the "Act"). However, Arthur Andersen has informed us, subsequent to our filing on April 1, 2002 of our annual report on Form 10-K for 2001, that Arthur Andersen can no longer provide any consents to the incorporation by reference of their reports into our existing and future registration statements.

         In connection with this situation, investors should be aware that Arthur Andersen was found guilty of certain federal obstruction of justice charges arising from the federal government's investigation of Enron Corporation. Events arising in connection with this conviction and related matters are reasonably likely to materially and adversely affect the ability of Arthur Andersen to satisfy any claims that may be made by investors or by us with respect to its audit reports and the related financial data included in our annual reports as described above.

         Additionally, because Arthur Andersen will be unable to provide us with a consent for the inclusion of these reports, investors may not be able to sue Arthur Andersen pursuant to Section 11 of the Act and rights of recovery under that section may be limited.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: December 6, 2002                By:  /s/ Nicholas J. Camera
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                                            Nicholas J. Camera
                                            SENIOR VICE PRESIDENT,
                                            GENERAL COUNSEL AND
                                            SECRETARY